Exhibit 99.1

Contact Information:

Investors:
Weight Watchers International, Inc.	Brainerd Communicators, Inc.
Lori Scherwin	Corey Kinger
Investor Relations	(212) 986-6667
(212) 589-2713

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES THIRD QUARTER 2013 RESULTS

NEW YORK, N.Y., October 30, 2013 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the third quarter of fiscal 2013. Third quarter 2013 results include:

•	Revenues of $393.9 million, down 8.5% on a constant currency basis versus the prior year period

•	Operating income margin improved 100bps to 31.6%, benefiting from cost savings initiatives

•	Subsequent to quarter end, announced the appointment of two members to the executive team: Lesya Lysyj as President, North America and Dan Crowe as Chief Technology Officer

“While progress on cost cutting has allowed us to exceed our Q3 profit expectations, we expect Q4 revenues to be down low double digits given our continuing negative recruitment trends,” commented Jim Chambers, the Company’s President and Chief Executive Officer.

Chambers added, “While we are working aggressively on both near-term commercial activities and longer-term strategic initiatives, 2014 will be a very challenging year. To maintain financial flexibility and fund the Company’s transformation, the Board has elected to suspend the dividend.”

Q3 2013 Consolidated Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	September 28, 2013	September 29, 2012	% Change	September 28, 2013	September 29, 2012	% Change
Net Income / EPS	$60.3	$67.4	(10.5)%	$1.07	$1.20	(11.2)%

Third quarter 2013 net income was $60.3 million versus $67.4 million in the prior year period. Earnings per fully diluted share (EPS) for the third quarter 2013 were $1.07 versus $1.20 in the prior year period. Foreign currency had a de minimis impact on EPS in the third quarter 2013.

Q3 2013 Global Results

	Three Months Ended			% Change Adjusted for
(in millions except percentages)	September 28, 2013	September 29, 2012	% Change	Constant Currency
Revenues	$393.9	$430.6	(8.5)%	(8.5)%

Operating Income	$124.5	$132.0	(5.7)%	(5.8)%

Total Paid Weeks	48.1	51.5	(6.6)%	N/A
Meeting Paid Weeks	21.2	23.9	(11.2)%	N/A
Online Paid Weeks	26.9	27.7	(2.6)%	N/A
Attendance	9.5	11.3	(15.5)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2013 revenues decreased 8.5% on a constant currency basis versus the prior year period. Q3 2013 total paid weeks were down 6.6% as compared to the prior year period. Online paid weeks declined 2.6%, and meeting paid weeks declined 11.2%, versus the prior year period.

Third quarter 2013 operating income decreased 5.8% on a constant currency basis versus the prior year period. This decrease was primarily driven by lower revenues in the meetings business, which was only partially offset by lower marketing expense resulting largely from the reduction of digital advertising spend with a focus on inefficiencies, lack of a men’s campaign in the United States as well as less TV advertising globally.

Q3 2013 NACO Performance

	Three Months Ended			% Change Adjusted for
(in millions except percentages)	September 28, 2013	September 29, 2012	% Change	Constant Currency
Meeting Revenues	$163.7	$189.8	(13.7)%	(13.4)%

Meeting Paid Weeks	14.3	16.0	(10.7)%	N/A
Attendance	6.1	7.2	(14.7)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2013 meeting revenues for the North American meetings business (NACO) were down 13.4% on a constant currency basis versus the prior year period driven by lower enrollment volumes. Q3 2013 meeting paid weeks and attendance decreased 10.7% and 14.7%, respectively, versus the prior year period. Franchise acquisitions benefited NACO meeting revenues by approximately 2.3% in the third quarter of fiscal 2013.

Q3 2013 International Performance

	Three Months Ended			% Change Adjusted for
(in millions except percentages)	September 28, 2013	September 29, 2012	% Change	Constant Currency
International Meeting Revenues	$78.7	$88.1	(10.7)%	(11.1)%
UK Meeting Revenues	$28.2	$35.1	(19.7)%	(17.8)%
CE Meeting Revenues	$40.6	$40.7	(0.2)%	(5.4)%

International Meeting Paid Weeks	6.9	7.9	(12.3)%	N/A
UK Meeting Paid Weeks	3.3	4.1	(21.1)%	N/A
CE Meeting Paid Weeks	3.1	3.1	(1.7)%	N/A

International Attendance	3.4	4.1	(16.9)%	N/A
UK Attendance	1.7	2.2	(22.7)%	N/A
CE Attendance	1.4	1.5	(8.2)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2013 International meeting revenues were down 11.1% on a constant currency basis versus the prior year period, primarily driven by lower revenues in the United Kingdom (UK).

•

UK: Third quarter 2013 UK meeting revenues decreased 17.8% on a constant currency basis versus the prior year period. Results were negatively impacted by a difficult competitive climate. Third quarter 2013 paid weeks declined 21.1% versus the prior year period.

•

CE: Third quarter 2013 Continental Europe (CE) meeting revenues decreased 5.4% on a constant currency basis versus the prior year period, with a decline in paid weeks of 1.7% versus the prior year period. The declines in revenues and volumes in the quarter were driven by cycling against the successful launch of the new program and new advertising campaigns in the prior year period.

Q3 2013 WeightWatchers.com Performance

	Three Months Ended			% Change Adjusted for
(in millions except percentages and as noted)	September 28, 2013	September 29, 2012	% Change	Constant Currency
Internet Revenues	$125.5	$124.2	1.0%	0.9%

Online Paid Weeks	26.9	27.7	(2.6)%	N/A
End of Period Active Online Subscribers (in thousands)	1,945.5	2,054.4	(5.3)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2013 Internet revenues grew 0.9% on a constant currency basis versus the prior year period. This growth in Internet revenues was a deceleration from the period-over-period increase of 6.6% experienced in Q2 2013. This deceleration was driven primarily by declining sign-ups in the US business as consumer trial in the category continued to be influenced by activity monitors and free apps. Online paid weeks declined 2.6%, and end of period active Online subscribers declined 5.3%, versus Q3 2012.

First Nine Months 2013 Summary

	Net Income (in millions)			Fully Diluted EPS
	Nine Months Ended			Nine Months Ended
	September 28, 2013	September 29, 2012	% Change	September 28, 2013	September 29, 2012	% Change
Net Income / EPS	$173.9	$199.4	(12.8)%	$3.09	$3.19	(3.3)%

Adjustments
Early Extinguishment of Debt (after tax)	13.3	—		0.24	—

Adjusted Net Income / EPS	$187.3	$199.4	(6.1)%	$3.32	$3.19	4.1%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

First nine months fiscal 2013 net income was $173.9 million versus $199.4 million in the prior year period. EPS for the first nine months of fiscal 2013 was $3.09 versus $3.19 in the prior year period.

Net income and EPS for the first nine months of fiscal 2013 were impacted by a $21.7 million ($13.3 million after tax), or $0.24 per fully diluted share, early extinguishment of debt charge recorded in the second quarter of fiscal 2013 resulting from the write-off of fees associated with the Company’s April 2013 debt refinancing. Excluding this early extinguishment of debt charge (after tax), net income would have been $187.3 million and EPS would have been $3.32 in the first nine months of fiscal 2013.

EPS in the first nine months of fiscal 2013 continued to benefit from the completion of the Company’s previously disclosed tender offer and related stock repurchase transaction that took place in March and April 2012, respectively. Foreign currency did not have a significant impact on EPS in the first nine months of fiscal 2013.

First Nine Months 2013 Global Results

	Nine Months Ended			% Change Adjusted for
(in millions except percentages)	September 28, 2013	September 29, 2012	% Change	Constant Currency
Revenues	$1,346.0	$1,418.9	(5.1)%	(5.0)%

Operating Income	$381.6	$388.3	(1.7)%	(1.6)%

Total Paid Weeks	159.3	163.4	(2.5)%	N/A
Meeting Paid Weeks	69.7	77.3	(9.9)%	N/A
Online Paid Weeks	89.6	86.1	4.1%	N/A
Attendance	34.4	41.0	(16.0)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

First nine months 2013 revenues decreased 5.0% on a constant currency basis versus the prior year period. This decrease resulted from lower revenues in the meetings business as it experienced weaker volumes globally, most notably in North America and the UK. This decline in meetings business revenues was partially offset by moderate revenue growth in the WeightWatchers.com business.

First nine months 2013 total paid weeks were down 2.5% as compared to the prior year period. Online paid weeks increased 4.1% versus the prior year period, while meeting paid weeks declined 9.9% versus the prior year period.

First nine months 2013 operating income decreased 1.6% on a constant currency basis versus the prior year period. Lower marketing expense, primarily from the elimination of inefficient digital advertising and the lack of a men’s campaign in the United States, in large part offset the impact of lower revenues in the meetings business.

Full Year Fiscal 2013 Earnings Guidance

The Company has raised its full year 2013 earnings guidance to a range of between $3.85 and $3.95 per fully diluted share as compared to its previously provided range of between $3.55 and $3.70 per fully diluted share. This revised earnings guidance range excludes the one-time, second quarter charge of $0.24 per fully diluted share related to the early extinguishment of debt associated with the Company’s April 2013 debt refinancing.

Quarterly Dividend

The Company also announced today that it has suspended its quarterly cash dividend. The Company currently intends to use the related annual cash savings of approximately $39.0 million, based on the number of shares outstanding as of the end of the third quarter 2013, to preserve financial flexibility while funding the Company’s strategic growth initiatives and building cash for future debt repayments. Any future determination to declare and pay dividends will be made at the discretion of the Company’s Board of Directors, after taking into account the Company’s financial results, capital requirements and other factors it may deem relevant.

Third Quarter 2013 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Jim Chambers, President and Chief Executive Officer of the Company, and Nick Hotchkin, Chief Financial Officer of the Company, will discuss third quarter 2013 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS) is presented in the attachments to this release. Net income and earnings per fully diluted share with respect to the first nine months of fiscal 2013 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the impact from the early extinguishment of debt charge associated with the Company’s April 2013 debt refinancing. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 40,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based provider of these products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	September 28,	December 29,
	2013	2012

ASSETS
Current assets	$304.4	$218.0
Property and equipment, net	89.4	71.8
Goodwill, franchise rights and other intangible assets, net	967.5	898.9
Deferred financing costs, other	46.9	29.9

TOTAL ASSETS	$1,408.2	$1,218.6

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$384.2	$447.9
Long-term debt	2,370.0	2,291.7
Deferred income taxes, other	163.4	144.5

TOTAL LIABILITIES	2,917.6	2,884.1

Shareholders’ deficit	(1,509.4)	(1,665.5)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,408.2	$1,218.6

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	September 28,	September 29,
	2013	2012
Meeting fees, net	$198.7	$223.2
Product sales and other, net	69.7	83.2
Internet revenues	125.5	124.2

Revenues, net	393.9	430.6

Cost of meetings, products and other	146.5	159.1
Cost of Internet revenues	17.4	15.7

Cost of revenues	163.9	174.8

Gross profit	230.0	255.8
Marketing expenses	46.4	65.9
Selling, general and administrative expenses	59.1	58.0

Operating income	124.5	132.0
Interest expense	26.9	23.2
Other income, net	(0.4)	(0.8)

Income before income taxes	98.0	109.5
Provision for income taxes	37.7	42.2

Net income	$60.3	$67.4

Earnings Per Share
Basic	$1.07	$1.21

Diluted	$1.07	$1.20

Weighted average common shares outstanding:
Basic	56.3	55.6

Diluted	56.5	56.1

Dividends declared per common share	$0.18	$0.18

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	September 28,	September 29,
	2013	2012
Meeting fees, net	$665.8	$724.2
Product sales and other, net	269.3	307.9
Internet revenues	410.8	386.8

Revenues, net	1,346.0	1,418.9

Cost of meetings, products and other	503.3	533.5
Cost of Internet revenues	54.3	47.7

Cost of revenues	557.6	581.2

Gross profit	788.4	837.7
Marketing expenses	230.8	280.0
Selling, general and administrative expenses	175.9	169.5

Operating income	381.6	388.3
Interest expense	76.3	60.1
Other expense, net	0.8	2.5
Early extinguishment of debt	21.7	1.3

Income before income taxes	282.8	324.3
Provision for income taxes	108.9	124.8

Net income	$173.9	$199.4

Earnings Per Share
Basic	$3.10	$3.23

Diluted	$3.09	$3.19

Weighted average common shares outstanding:
Basic	56.1	61.8

Diluted	56.3	62.5

Dividends declared per common share	$0.53	$0.53

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	September 28,	September 29,
	2013	2012
Total Revenues (in $ millions)
Meeting Fees	198.7	223.2
In-Meeting Product Sales	43.7	54.6
Internet Revenues	125.5	124.2
All Other	26.0	28.5

Total Revenues	393.9	430.6

North America (in $ millions)
Meeting Fees	139.7	157.8
In-Meeting Product Sales	24.1	32.0

Total	163.7	189.8

International (in $ millions)
Meeting Fees	59.0	65.4
In-Meeting Product Sales	19.7	22.7

Total	78.7	88.1

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	14.3	16.0
UK Meeting Paid Weeks	3.3	4.1
CE Meeting Paid Weeks	3.1	3.1
Other Meeting Paid Weeks	0.6	0.7

Sub-total Meeting Paid Weeks	21.2	23.9
Online Paid Weeks	26.9	27.7

Total Paid Weeks	48.1	51.5

Attendance (in millions)
North America	6.1	7.2
UK	1.7	2.2
CE	1.4	1.5
Other	0.3	0.4

Total Attendance	9.5	11.3

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,945.5	2,054.4

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Nine Months Ended
	September 28,	September 29,
	2013	2012
Total Revenues (in $ millions)
Meeting Fees	665.8	724.2
In-Meeting Product Sales	175.3	206.3
Internet Revenues	410.8	386.8
All Other	94.1	101.6

Total Revenues	1,346.0	1,418.9

North America (in $ millions)
Meeting Fees	466.7	506.2
In-Meeting Product Sales	99.3	117.9

Total	566.0	624.2

International (in $ millions)
Meeting Fees	199.1	218.0
In-Meeting Product Sales	76.0	88.4

Total	275.0	306.4

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	46.6	51.2
UK Meeting Paid Weeks	10.9	13.5
CE Meeting Paid Weeks	10.2	10.4
Other Meeting Paid Weeks	2.0	2.3

Sub-total Meeting Paid Weeks	69.7	77.3
Online Paid Weeks	89.6	86.1

Total Paid Weeks	159.3	163.4

Attendance (in millions)
North America	21.8	25.7
UK	6.1	8.0
CE	5.4	5.9
Other	1.1	1.4

Total Attendance	34.4	41.0

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,945.5	2,054.4

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2013 Variance
						2013 Constant Currency vs 2012
	Q3 2013			Q3 2012	2013 vs 2012
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Consolidated Company Revenues	$393.9	$0.2	$394.1	$430.6	-8.5%	-8.5%
Consolidated Meeting Fees (1)	$198.7	$0.2	$198.9	$223.2	-11.0%	-10.9%
Consolidated In-Meeting Product Sales (2)	$43.7	$0.0	$43.8	$54.6	-20.0%	-19.9%

NACO
Meeting Fees (1)	$139.7	$0.5	$140.2	$157.8	-11.5%	-11.2%
In-Meeting Product Sales (2)	$24.1	$0.1	$24.2	$32.0	-24.7%	-24.5%
Meeting Revenues (3)	$163.7	$0.6	$164.3	$189.8	-13.7%	-13.4%
Total Revenues-Meetings Business (4)	$175.3	$0.6	$175.8	$201.1	-12.8%	-12.5%

International
Meeting Fees (1)	$59.0	$(0.3)	$58.7	$65.4	-9.8%	-10.3%
In-Meeting Product Sales (2)	$19.7	$(0.1)	$19.6	$22.7	-13.2%	-13.5%
Meeting Revenues (3)	$78.7	$(0.4)	$78.3	$88.1	-10.7%	-11.1%
Total Revenues-Meetings Business (4)	$88.8	$(0.2)	$88.6	$99.4	-10.7%	-10.9%
UK
Meeting Fees (1)	$20.2	$0.5	$20.6	$25.3	-20.4%	-18.5%
In-Meeting Product Sales (2)	$8.0	$0.2	$8.2	$9.8	-17.8%	-15.9%
Meeting Revenues (3)	$28.2	$0.7	$28.8	$35.1	-19.7%	-17.8%
Total Revenues-Meetings Business (4)	$31.8	$0.7	$32.6	$39.4	-19.3%	-17.4%
CE
Meeting Fees (1)	$31.1	$(1.6)	$29.4	$30.6	1.6%	-3.8%
In-Meeting Product Sales (2)	$9.5	$(0.5)	$9.0	$10.1	-5.6%	-10.4%
Meeting Revenues (3)	$40.6	$(2.1)	$38.5	$40.7	-0.2%	-5.4%
Total Revenues-Meetings Business (4)	$44.7	$(2.3)	$42.3	$45.3	-1.5%	-6.6%

Internet Revenues (5)	$125.5	$(0.2)	$125.4	$124.2	1.0%	0.9%

Other Revenues (6)	$26.0	$0.2	$26.1	$28.5	-9.0%	-8.4%

Gross Profit	$230.0	$(0.1)	$229.8	$255.8	-10.1%	-10.2%
Gross Margin	58.4%		58.3%	59.4%

Marketing Expenses	$46.4	$(0.0)	$46.3	$65.9	-29.6%	-29.7%

Selling, General and Administrative Expenses	$59.1	$0.1	$59.2	$58.0	1.9%	2.2%

Operating Income	$124.5	$(0.2)	$124.3	$132.0	-5.7%	-5.8%
Operating Income Margin	31.6%		31.5%	30.7%

Net Income	$60.3	$(0.1)	$60.1	$67.4	-10.5%	-10.8%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(2)	“In-Meeting Product Sales” are sales of products to members in meetings.
(3)	“Meeting Revenues” equal “Meeting Fees” plus “In-Meeting Product Sales”.
(4)	“Total Revenues-Meetings Business” equal “Meetings Revenues” plus revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.
(5)	“Internet Revenues” are revenues from Internet subscription products and from the sale of third-party Internet advertising.
(6)	“Other Revenues” are revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.

Note: Amount in the “Other Revenues” category represents the total of “Other Revenues” for the consolidated Company. Portions of this amount are also included in “Total Revenues-Meetings Business” for the geographies listed above, therefore the detailed revenues shown will not sum to “Consolidated Company Revenues”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2013 Variance
	YTD 2013			YTD 2012	2013 vs 2012	2013 Constant Currency vs 2012
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Consolidated Company Revenues	$1,346.0	$1.4	$1,347.4	$1,418.9	-5.1%	-5.0%
Consolidated Meeting Fees (1)	$665.8	$0.9	$666.7	$724.2	-8.1%	-7.9%
Consolidated In-Meeting Product Sales (2)	$175.3	$0.2	$175.5	$206.3	-15.0%	-14.9%

NACO
Meeting Fees (1)	$466.7	$0.8	$467.5	$506.2	-7.8%	-7.6%
In-Meeting Product Sales (2)	$99.3	$0.1	$99.4	$117.9	-15.8%	-15.7%
Meeting Revenues (3)	$566.0	$0.9	$567.0	$624.2	-9.3%	-9.2%
Total Revenues-Meetings Business (4)	$606.6	$0.9	$607.6	$665.1	-8.8%	-8.6%

International
Meeting Fees (1)	$199.1	$0.1	$199.2	$218.0	-8.7%	-8.6%
In-Meeting Product Sales (2)	$76.0	$0.1	$76.1	$88.4	-14.1%	-13.9%
Meeting Revenues (3)	$275.0	$0.2	$275.2	$306.4	-10.2%	-10.2%
Total Revenues-Meetings Business (4)	$311.2	$0.5	$311.7	$345.0	-9.8%	-9.6%

UK
Meeting Fees (1)	$66.8	$1.5	$68.3	$80.9	-17.4%	-15.5%
In-Meeting Product Sales (2)	$29.5	$0.6	$30.0	$38.4	-23.2%	-21.7%
Meeting Revenues (3)	$96.3	$2.1	$98.4	$119.3	-19.3%	-17.5%
Total Revenues-Meetings Business (4)	$108.7	$2.4	$111.1	$133.9	-18.8%	-17.1%

CE
Meeting Fees (1)	$105.6	$(2.5)	$103.1	$104.8	0.8%	-1.6%
In-Meeting Product Sales (2)	$39.2	$(0.8)	$38.4	$40.5	-3.1%	-5.1%
Meeting Revenues (3)	$144.8	$(3.3)	$141.6	$145.2	-0.3%	-2.5%
Total Revenues-Meetings Business (4)	$160.7	$(3.5)	$157.2	$162.2	-0.9%	-3.1%

Internet Revenues (5)	$410.8	$(0.1)	$410.7	$386.8	6.2%	6.2%

Other Revenues (6)	$94.1	$0.4	$94.5	$101.6	-7.4%	-7.0%

Gross Profit	$788.4	$0.5	$788.8	$837.7	-5.9%	-5.8%
Gross Margin	58.6%		58.5%	59.0%

Marketing Expenses	$230.8	$(0.2)	$230.6	$280.0	-17.6%	-17.6%

Selling, General and Administrative Expenses	$175.9	$0.3	$176.2	$169.5	3.8%	4.0%

Operating Income	$381.6	$0.4	$382.1	$388.3	-1.7%	-1.6%
Operating Income Margin	28.4%		28.4%	27.4%

Net Income	$173.9	$0.3	$174.2	$199.4	-12.8%	-12.7%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(2)	“In-Meeting Product Sales” are sales of products to members in meetings.
(3)	“Meeting Revenues” equal “Meeting Fees” plus “In-Meeting Product Sales”.
(4)	“Total Revenues-Meetings Business” equal “Meetings Revenues” plus revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.
(5)	“Internet Revenues” are revenues from Internet subscription products and from the sale of third-party Internet advertising.
(6)	“Other Revenues” are revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.

Note: Amount in the “Other Revenues” category represents the total of “Other Revenues” for the consolidated Company. Portions of this amount are also included in “Total Revenues-Meetings Business” for the geographies listed above, therefore the detailed revenues shown will not sum to “Consolidated Company Revenues”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT RATIO)

UNAUDITED

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Trailing Twelve Months
Net Debt to EBITDAS

Net Income	$58.0	$48.8	$64.9	$60.3	$231.9
Interest	30.4	22.6	26.9	26.9	106.7
Taxes	34.7	30.5	40.7	37.7	143.6
Depreciation and Amortization	10.0	10.5	11.0	11.6	43.1
Stock-based Compensation	2.9	2.0	0.2	0.3	5.5

EBITDAS	$136.0	$114.3	$143.7	$136.7	$530.7

Total Debt					$2,394.0
Add: Letters of Credit					1.2
Less: Cash					181.3

Net Debt					$2,213.9

Net Debt to EBITDAS					4.2 X

Note: Totals may not sum due to rounding.